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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 3, 2005


                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


         MINNESOTA                  333-84486                 41-0365145
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      (State or other        (Commission File Number)       (IRS Employer
       jurisdiction                                      Identification No.)
     of incorporation)


    4001 LEXINGTON AVENUE NORTH
       ARDEN HILLS, MINNESOTA                                    55126
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  (Address of principal executive                             (Zip Code)
              offices)


Registrant's telephone number, including area code  (651) 481-2222


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 3, 2005, Land O'Lakes, Inc., a Minnesota cooperative corporation (the "Company"), issued a press release announcing annual and quarterly results for the year ending December 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1.

        The press release includes the Company's calculations regarding EBITDA (earnings before interest, taxes, depreciation and amortization, as calculated pursuant to the Company's senior credit facilities) for the period ending December 31, 2004. The press release also contains a reconciliation of EBITDA to net income/(loss) before income taxes, a measure which the Company believes is the most directly comparable financial measure calculated in accordance with GAAP. The Company believes that a presentation of EBITDA provides useful information to its stakeholders since this information is needed to measure certain financial covenants under the Company's senior credit facilities and an indebtedness incurrence test under its bond indentures.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      99.1  Land O'Lakes, Inc. press release dated February 3, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         LAND O'LAKES, INC.


Date:  February 3, 2005                  /s/ Dan Knutson
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                                         Daniel Knutson
                                         Senior Vice President
                                         and Chief Financial Officer

                                  EXHIBIT INDEX

99.1    Land O'Lakes, Inc. press release dated February 3, 2005.